Operating Leases (Tables)	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Summary of Minimum Contractual Future Revenues

The time charters and bareboat charters of the Vessels with third parties are accounted for as operating leases. The minimum contractual future revenues to be received from time charters and bareboat charters as of December 31, 2013, were as follows:

(U.S. Dollars in thousands)
2014	$85,936
2015	86,359
2016	86,787
2017	87,218
2018	37,459
2019 and thereafter	103,701

Total	$487,460